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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated June 20, 1996, included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8, File No. 33-86010.




                                                   /s/ ARTHUR ANDERSEN LLP
                                                   ARTHUR ANDERSEN LLP


Washington, D.C.
June 26, 1996